UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

Healthcare Integrated Technologies Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36564	46-3052781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3847 River Vista Way, Louisville, TN	37777
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (865) 719-8160

Grasshopper Staffing, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01

Other Events.

As previously announced, effective May 18, 2018 we changed our corporate name to Healthcare Integrated Technologies Inc. to better reflect the principal business focus of our company. Concurrently, the CUSIP number for our common stock changed to 422009 100. Effective June 22, 2018 the trading symbol our common stock, which is quoted on the OTCPink tier of the OTC Markets, will change from “TCKF” to “HITC.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2018	Healthcare Integrated Technologies Inc.

By: /s/ Scott M. Boruff
Scott M. Boruff, Chief Executive Officer

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